UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 18, 2025

Central Garden & Pet Company
(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices) (Zip Code)
(925) 948-4000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
Fiscal 2024 Bonus Determinations
On February 11, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the
“Board”) approved cash bonus payments to the Company’s named executive officers for fiscal 2024. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2025 Annual Meeting of
Shareholders, filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2024 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Non-Equity Incentive Plan Compensation and Total columns in the fiscal 2024 summary compensation table for the named executive officers previously set forth in the Proxy Statement.  No other amounts have changed.
SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(4)	Bonus ($)	Stock Awards (5)($)	Option Awards (6)($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (7)($)	Total ($)
Timothy P. Cofer Former Chief Executive Officer(1)	2024	88,638	—	—	—	—	6,633	95,271
	2023	1,080,902	—	2,299,977	614,800	—	2,620,159	6,615,838
	2022	1,017,308	—	3,199,970	—	581,175	2,407,971	7,206,424

Mary Beth Springer Former Interim Chief Executive Officer(2)	2024	934,737	—	120,019	—	920,000	1,019	1,975,775

Nicholas Lahanas Chief Executive Officer and Former Chief Financial Officer(3)	2024	522,568	—	396,971	—	245,000	11,746	1,176,285
	2023	508,669	—	249,998	—	222,000	11,685	992,352
	2022	478,662	—	249,983	—	125,400	10,426	864,471

John Hanson President, Pet Consumer Products	2024	537,505	—	246,966	—	341,000	45,893	1,171,364
	2023	545,838	—	249,998	—	328,000	48,113	1,171,949
	2022	513,716	—	249,983	—	135,300	100,112	999,111

John D. Walker President, Garden Consumer Products	2024	550,714	—	246,966	—	167,000	42,745	1,007,425
	2023	559,000	—	249,998	—	136,000	43,735	988,733
	2022	525,519	—	249,983	—	127,100	38,098	940,700

William E. Brown Chairman of the Board of Directors	2024	300,000	—	444,592	—	132,000	26,359	902,951
	2023	311,538	—	449,996	—	99,000	22,671	883,205
	2022	289,845	—	450,028	—	81,000	24,008	844,881

__________________________
(1)Mr. Cofer resigned as our Chief Executive Officer effective October 6, 2023.
(2)Upon Mr. Cofer’s resignation as our Chief Executive Officer, Ms. Springer was appointed Interim Chief Executive Officer and served in that capacity from October 6,
2023 to September 29, 2024.
(3)Mr. Lahanas resigned as our Chief Financial Officer effective September 28, 2024, and was appointed as Chief Executive Officer effective as of September 29,
2024. Upon Mr. Lahanas’s resignation as Chief Financial Officer, Bradley G. Smith was appointed as Chief Financial Officer effective as of September 29, 2024, the first day of the 2025 fiscal year.
(4)The amount for Mr. Cofer includes prorated salary of $40,290 and accrued paid time off of $48,348.
(5)This column represents the grant date fair value in accordance with ASC 718 of restricted stock and PSUs awarded the named executive officers in fiscal 2024. The amounts shown include the aggregate grant date fair value of the shares issuable for PSUs at target achievement. The aggregate grant date fair values of the maximum number of shares issuable pursuant to the PSUs are $277,845 for each of Messrs. Lahanas, Hanson, and Walker. These amounts do not represent the actual value that may be realized by the named executive officers.
(6)This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 14, “Stock-Based Compensation”, in the Notes to Consolidated
Financial Statements included in our Annual Report on Form 10-K filed on November 27, 2024 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.
(7)The components of the “All Other Compensation” column for fiscal 2024 are detailed in the following table:

Description	Timothy P. Cofer	Mary Beth Springer	Nicholas Lahanas	John Hanson	John D. Walker	William E. Brown
Company matching contribution to 401(k) plan ..........................................................	$ —	$ —	$ 10,350	$ 10,350	$ 10,350	$ 9,000
Medical insurance premiums and medical reimbursement .....................	2,359	53	106	21,173	21,147	17,038
Group term life insurance ................................................	58	966	1,290	1,290	1,648	321
Car allowance or lease ...................................................	3,300	—	—	12,000	9,600	—
Mobile device ..........................................................	—	—	—	1,080	—	—
Relocation .............................................................	916	—	—	—	—	—
Total	$6,633	$1,019	$11,746	$45,893	$42,745	$26,359
In addition, the Compensation Committee approved an increase in Mr. Hanson’s base salary to $568,000, Mr. Walker’s base salary to
$567,000, and Mr. Brown’s base salary to $309,000. The increases were effective as of January 1, 2025.
On February 11, 2025, the Board approved grants of restricted stock and performance stock units to certain executive officers under the
Company’s 2003 Omnibus Equity Incentive Plan, pursuant to the form of agreements previously filed as exhibits to the Company’s filings with the SEC.
Item 5.07Submission of Matters to a Vote of Security Holders
On February 12, 2025, at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”), the following proposals were submitted to the shareholders:
a.The election of ten directors to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified.
b.The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 27, 2025.
The Board withdrew Proposal Three to approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation
to include an officer exculpation provision prior to the Annual Meeting as described in the Company’s Supplement to the Proxy Statement filed on February 11, 2025 with the SEC.
For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast.  Holders of the Company’s Common Stock and holders of the
Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:
Proposal One:
The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
William E. Brown .............................................	16,925,852	2,375,926	272,907
Courtnee Chun ...............................................	17,044,727	2,257,051	272,907
Lisa Coleman .................................................	17,044,514	2,257,264	272,907
Brendan P. Dougher ........................................	17,044,494	2,257,284	272,907
Nicholas Lahanas ...........................................	17,271,306	2,030,472	272,907
Randal D. Lewis ..............................................	19,273,003	28,775	272,907
Christopher T. Metz .........................................	13,980,186	5,321,592	272,907
Brooks M. Pennington III ..................................	17,002,649	2,299,129	272,907
John R. Ranelli ...............................................	17,016,381	2,285,397	272,907
Mary Beth Springer .........................................	16,873,381	2,428,397	272,907
Proposal Two:
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on
September 27, 2025 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
19,566,205	268,191	1,272	0
(1)  Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter.  Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CENTRAL GARDEN & PET COMPANY
By:    /s/ Joyce M. McCarthy
Joyce M. McCarthy
General Counsel and Secretary
Dated:  February 18, 2025